INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED DECEMBER 19, 2024, TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 10, 2024,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)
Invesco QQQ Income Advantage ETF (QQA)
Invesco MSCI EAFE Income Advantage ETF (EFAA)
(each, a “Fund” and collectively, the “Funds”)
Invesco Capital Management LLC (the “Adviser”) has agreed to extend the fee waiver currently in effect for the Funds for an additional six months, such that it will waive 100% of the management fees it is entitled to receive from each Fund through June 30, 2025. Accordingly, effective immediately, the Funds’ Prospectuses and SAI are revised as described below:
●
The following replaces footnote 1 in the “Fund Fees and Expenses” section of each Fund’s Summary Prospectus and the “Summary Information—Fund Fees and Expenses” section of each Fund’s Statutory Prospectus:
(1) Invesco Capital Management LLC (the “Adviser”) has agreed to waive 100% of its management fee for the Fund through June 30, 2025.
●
The following replaces the second sentence in the “Management of the Fund—Advisory Fees” section of each Fund’s Statutory Prospectus:
The Adviser has agreed to waive 100% of its management fee for the Fund through June 30, 2025.
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The following table replaces the table included within the “Management—Investment Advisory Agreement” section of the Funds’ SAI:
Funds	Advisory Fee*
Invesco MSCI EAFE Income Advantage ETF	0.39%
Invesco QQQ Income Advantage ETF	0.29%
Invesco S&P 500 Equal Weight Income Advantage ETF	0.29%
* The Adviser has agreed to waive 100% of its management fee for each Fund through June 30, 2025.
Please Retain this Supplement for Future Reference.
P-INCADV-SUMSTATSAI-SUP 121924